UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 9, 2011

dELiA*s, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51648	20-3397172
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 West 23rd Street, New York, New York 10010

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (212) 590-6200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2011 Management Incentive Plan

On June 9, 2011, the independent members of the Board of Directors of dELiA*s, Inc. (the “Company”) approved the Company’s 2011 Management Incentive Plan (the “Plan”), which establishes a bonus pool for the payment of cash bonus awards, based upon the achievement of specified Earnings Before Interest, Taxes, Depreciation and Amortization, or EBITDA levels, by the Company or, for certain employees, by one of its divisions for the fiscal year ending January 28, 2012 (“fiscal 2011”), to certain employees of the Company, including Walter Killough, Chief Executive Officer (Principal Executive Officer), David J. Dick, Chief Financial Officer and Treasurer (Principal Financial Officer), and the other named executive officer, Marc G. Schuback, Vice President, General Counsel and Secretary. Set forth below are the percentages of base salary each of the individuals named above would receive under the Plan for fiscal 2011 in the event that specified EBITDA levels are achieved:

Name	Threshold EBITDA	Target EBITDA	Stretch EBITDA
Walter Killough	45%	90%	120%
David J. Dick	15%	30%	40%
Marc G. Schuback	15%	30%	40%

The threshold, target and stretch EBITDA levels were set by the independent members of our board of directors at specified amounts in excess of EBITDA levels contained in our internal, annual operating plan for fiscal 2011. EBITDA will be calculated by taking our Operating (Loss) Income and adding back the amounts of depreciation and amortization, impairment of goodwill and long-lived assets (if any) and stock-based compensation, in the case of bonuses based on the Company’s achievement of EBITDA levels, as set forth in our annual, audited consolidated statements of operations and consolidated statements of cash flows for fiscal 2011, and in the case of bonuses based on a division’s achievement of EBITDA levels, as set forth in our internal statement of operations and statement of cash flows for fiscal 2011 for such division used in connection with the preparation of the Company’s annual audited consolidated financial statements. To the extent that EBITDA for fiscal 2011 exceeds any of the specified levels, the bonus awards payable to each of the employees subject to the Plan, including individuals listed above, would be appropriately adjusted.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The following matters were submitted to a vote of security holders at the Company’s 2011 Annual Meeting of Stockholders held on June 9, 2011.

Election of Directors

Nominees	For	Withheld	Broker Non-Votes
Carter S. Evans	15,660,519	3,257,674	7,814,041
Mario Ciampi	18,738,237	179,956	7,814,041
Walter Killough	15,662,305	3,255,888	7,814,041
Paul J. Raffin	15,662,205	3,255,988	7,814,041
Scott M. Rosen	15,662,619	3,257,574	7,814,041
Gene Washington	15,660,509	3,257,684	7,814,041
Michael Zimmerman	18,762,330	155,863	7,814,041

All seven directors listed above were elected to a one-year term.

The following proposal was adopted by the vote indicated:

Ratification of appointment of BDO USA, LLP as independent registered public accountants for the fiscal year ending January 28, 2012.

Votes For	Votes Against	Abstentions	Broker Non-Votes
26,372,702	339,271	20,261	-0-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

dELiA*s, Inc.

(Registrant)

Date: June 15, 2011	By:	/s/ Marc G. Schuback
Marc G. Schuback, Vice President, General Counsel and Secretary